EXHIBIT 10.16

AGREEMENT FOR THE PURCHASE AND SALE OF SHARES

CAPRICORN UNION LIMITED（以下、「甲」という。）とAirCom Pacific Inc.（以下、「乙」という。）とは、Aircom Japan株式会社（以下、「丙」という。）の株式の譲渡について次の通り契約を締結する。

CAPRICORN UNION LIMITED (hereinafter referred to as "Party A") and AirCom Pacific Inc. (hereinafter referred to as "Party B") agreed to sign the following agreement regarding the purchase and sale of shares of Aircom Japan Co., Ltd. (hereinafter referred to as "Party C").

第１条（理由）

甲は経済的利益を理由による丙の運営に継続的に支援を実現することは難しいと判断し、丙を乙に譲渡することを決定した。そして乙も丙の法的責任全部受け入れること。

1. Purpose

Due to the financial reason, Party A can no longer provide funds to support Party C to continue or liquidate its operations, Party A agrees to transfer all of Party C's shares (“Shares”) to Party B and Party B agrees to purchase such Shares.

第2条（株式譲渡数）

甲は、丙が発行する普通株式750株（以下、「本件株式」という。）を乙に譲渡するものとし、乙はこれを譲り受けるものとする。

2. Equity Transfer

Party A shall transfer 750 shares of common stock (hereinafter referred to as “the Stock”) issued by Party C to Party B.

第3条（譲渡価額）

譲渡株金額60万米ドル。甲が指定した方法にて支払う。

3. Purchase Price

The purchase price for the Shares shall be $600,000 and to be paid according to the Party A’s payment instruction.

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第4条（譲渡の期日）

譲渡の期日は、平成28年12月15日とする。

4. Closing Date

The closing date for the purchase and sale of the Shares shall be December 15, 2016.

第5条（保証）

① 本契約の締結に必要な法令上・社内上必要な手続が譲渡日まで完了していること。

② 本件株式が有効なものであり、かつ甲はその完全な権利者であること。

5. Warranties

1) All legal and internal procedures required to conclude the agreement must be completed before the transfer date.

2) Party A represents and warrants that the Shares are validly issued and lawfully and wholly owned by Party A free and clear of any liens.

第6条（信義則）

甲及び乙は、本契約の解釈につき疑義が生じた場合、または本契約に定めのない事項が生じた場合には、お互いに誠実に協議してこれを解決する。

6. Integrity

When doubts arise regarding the interpretation of this agreement or when matters not stipulated in this agreement arise, Party A and Party B shall consult with each other to resolve the matters in good faith.

以上本契約の成立を証するため、本書２通を作成し、甲乙記名捺印のうえ各１通を保有する。

This agreement shall be executed in duplicates and Party A and Party B shall retain one copy each after signed and stamped.

平成28 年12 月12 日

December 12, 2016

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甲：	Address:	Palm Grove house P.O.Box 438 Road Town,Tortola
British Virgin Islands

	Name:	CAPRICORN UNION LIMITED
Tri Kanchanadul
/s/ Tri Kanchanadul

乙：	Address:	44043 Fremont Blvd., Fremont, California 94538, USA

	Name:	AirCom Pacific Inc.
Jan Lin
/s/ Jan Lin

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